[PHOTO]

OPPENHEIMER BOND FUND

Annual Report December 31, 1996


"To help pay for extras,
I count on the money
I get from my investments."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT SOLID INCOME AND FEEL MOST COMFORTABLE GETTING IT FROM AN INVESTMENT THAT EMPHASIZES QUALITY SECURITIES.


                             STANDARDIZED YIELDS

For the 30 Days Ended 12/31/96:3

Class A

6.61%

Class B

6.19%

Class C

6.19%


HOW YOUR FUND IS MANAGED

Oppenheimer Bond Fund's portfolio seeks high income by investing primarily in corporate bonds and government securities. The portfolio managers may invest in different types of corporate and government securities to seek to reduce exposure to market volatility. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment-grade debt securities, which may help reduce credit risk.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B and C shares were 4.87%, 3.99% and 4.00%, respectively, without deducting sales charges.(1)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 12/31/96 and since inception on 4/15/88 were (0.12)%, 5.75% and 7.68%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/93 were (0.88)% and 4.33%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 7/11/95 were 3.03% and 5.31%, respectively.(2)

OUTLOOK

We believe the Fund should continue to do well in 1997. As we move into the new year, we expect to see continued modest economic growth in the U.S. accompanied by low inflation, steady interest rates and flat corporate earnings."


                                                 David Rosenberg and David Negri
                                                              Portfolio Managers
                                                               December 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate for Class A shares was lower during a portion of some of the periods shown, and actual results would have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the applicable 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual .75% asset-based sales charge.

3. Standardized yield is based on net investment income calculated for the 30-day period ended 12/31/96. Falling net asset values will tend to artificially raise yields.


2  Oppenheimer Bond Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Bond Fund


[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Bond Fund


DEAR SHAREHOLDER,

Most likely, 1996 will be remembered as a "year of the stock market." While several stock indices broke all-time records, the bond market, with the exception of high-yield bonds, underperformed. The first half of the year was difficult for most fixed income investors as concerns about inflation led to rising long-term interest rates. But as we moved through the third and fourth quarters, interest rates declined, ultimately resulting in a bond market rally. And, although we anticipate interest-rate fluctuations in the coming months, our outlook for early 1997 remains positive.

      To understand where we're going, let's first look at where we've been. In 1996, many of the forces that pushed the stock market to record levels also helped strengthen corporate credit fundamentals, leading to the excellent performance of the high-yield sector. Over the later part of the year, with robust corporate earnings, low inflation, a healthy economy and falling Treasury yields, the high-yield market became very appealing to investors seeking high returns from fixed income securities.

      The rest of the bond market, however, didn't partake in the excitement. During the first six months of 1996, interest rates rose sharply, in response to investors' fears that the economy was growing too fast. As a result of these anxieties, we saw the yield on the benchmark 30-year Treasury bond increase to a high of about 7.0%.

      However, some analysts anticipated that an environment of moderate economic growth and low inflation would return, which would help stabilize, and even lower, interest rates. And, during the second half of 1996, that's exactly how events unfolded. So, as fall passed, investors who rode out the uncertainty of the bond market early in 1996 were rewarded: The yield on the 30-year Treasury bond progressively retreated to 6.42%, marking the lowest interest-rate level since April 1996.

      Over the last few months, new developments have added to the appeal of bonds. First, while earlier economic indicators made investors wary, third-quarter Gross Domestic Product (GDP) results came in at a substantially lower level than those of the second quarter. Contrary to popular opinion, the economy had slowed. Second, although higher wages were also blamed for a seemingly fast-moving economy, the Employment Cost Indicator increased only marginally, remaining well below the expected figure. Third, the federal government deficit ended fiscal 1996 lower than what was projected.

      For 1997, President Clinton has expressed a desire to balance the federal budget, rather than to provide broad-based tax cuts. This move should prove beneficial for the fixed income market. Additionally, with a firm dollar, low inflation and slow growth, the fear of Federal Reserve tightening has diminished. Some economists even forecast that the Fed will attempt to stimulate the economy by reducing the federal funds rate during the first quarter of 1997, further fueling our optimistic outlook for fixed income.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                                /s/ BRIDGET A. MACASKILL

James C. Swain                                    Bridget A. Macaskill


January 22, 1997

3  Oppenheimer Bond Fund

Q + A

[PHOTO] [PHOTO]

Q  What
areas are
you currently
targeting?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED?

In spite of a somewhat difficult bond market this past year, Oppenheimer Bond Fund's performance was relatively strong. While rising interest rates over most of the year hindered the performance of many other fixed income investments, the Fund's strategic positioning provided a positive return. In fact, the Fund was 5 out of 110 corporate debt A-rated funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(1) What's more, Oppenheimer Bond Fund continued to provide competitive monthly income over the period.

WHAT INVESTMENTS MADE A POSITIVE CONTRIBUTION TO PERFORMANCE?

        The Fund's performance can be attributed to two major factors. First, during the second half of the year, we focused on both investment-grade and higher-yielding corporate bonds to capture as much income as possible. Throughout this period, the Fund maintained a portfolio having an average credit rating of "A."(2) Specifically, we found the greatest potential in bonds issued by financial services firms and oil- and gas-related businesses. Within the financial services industry, corporate restructuring and consolidations have improved profitability and balance sheets. In the oil and gas sector, advanced technologies have helped strengthen the profits of many companies.

      The second factor that contributed to the Fund's positive performance was our diversification over a variety of bonds. But, our investments in mortgage-backed securities were the strongest performers. As is typically the case, when interest rates rose this year, the prepayment risk of mortgages decreased because homeowners were

[PHOTO]

1. Source: Lipper Analytical Services, 12/31/96. Oppenheimer Bond Fund is characterized by Lipper as a corporate debt A-rated fund.Lipper performance is based on total return and does not take sales charges into account. Oppenheimer Bond Fund was ranked 22 out of 51 funds in its category for the 5-year period and 17 out of 26 funds in its category for the 10-year period ended 12/31/96.

2. Average rating is on a dollar-weighted basis and is subject to change.


4  Oppenheimer Bond Fund

FACING PAGE
Top left: David Negri, Portfolio Manager, with Mark Frank, Member of Fixed Income Investments Team

Top right: David Rosenberg, Portfolio Manager

Bottom: Len Darling, Executive VP, Director of Fixed Income Investments

THIS PAGE
Top: David Negri and Mark Frank

Bottom: David Rosenberg with Leslie Falconio and Gina Palmieri, Members of Fixed Income Investments Team

A  We're currently                               [PHOTO]
moving the Fund
to a more neutral
interest-rate position.


less likely to refinance. In addition, mortgage-backed securities have needed to pay very competitive income, which further benefited the portfolio's performance.(3)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?

Our Treasury securities earned only modest returns at best, due to the general rise in interest rates this year. In turn, these investments brought down the overall return of the portfolio. Fortunately, Treasuries made up less than half of our U.S. government securities allocation. And, because we focused on shorter maturities, the impact on the portfolio was reduced.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We're currently moving the Fund to a more neutral interest-rate position, reflecting our belief that the economy remains healthy. As such, we're focusing on mortgage-backed securities. Since these securities historically have tended to outperform Treasuries, we are building on our existing positions in this area--carefully varying the durations to keep the portfolio flexible to respond to opportunities that may arise.

      We are also adding to our exposure in the oil and gas sector, which typically offers some high-quality investments. In addition to maintaining the high average credit quality of the portfolio, these investments tend to be less cyclical by nature, making them less vulnerable should the economy begin to show signs of slowing.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe the Fund should continue to do well in 1997. As we move into the new year, we expect to see continued modest economic growth in the U.S. accompanied by low inflation, steady interest rates and flat corporate earnings. With this economic outlook, we will continue to take advantage of income opportunities, particularly in corporate bonds, and slightly increase the portfolio's interest rate risk.

[PHOTO]

3. The Fund's portfolio is subject to change.


5  Oppenheimer Bond Fund

FINANCIALS

CONTENTS
STATEMENT OF INVESTMENTS                            7
STATEMENT OF ASSETS AND LIABILITIES                17
STATEMENT OF OPERATIONS                            18
STATEMENTS OF CHANGES IN NET ASSETS                19
FINANCIAL HIGHLIGHTS                               20
NOTES TO FINANCIAL STATEMENTS                      21
INDEPENDENT AUDITORS' REPORT                       28
FEDERAL INCOME TAX INFORMATION                     29



6      Oppenheimer Bond Fund

STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--37.8%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--26.0%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--20.5%
       Federal Home Loan Mortgage Corp.:
       Certificates of Participation, 9%, 3/1/17                                                    $   548,115      $   583,469
       Certificates of Participation, Series 17-039, 13.50%, 11/1/10                                     55,673           65,754
       Certificates of Participation, Series 17-094, 12.50%, 4/1/14                                      32,178           37,477
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
       Participation Certificates, Series 1343, Cl. LA, 8%, 8/15/22                                   1,600,000        1,651,488
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
       Participation Certificates, Series 1712, Cl. B, 6%, 3/15/09                                    1,000,000          928,430
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
       Participation Certificates, Series 1714, Cl. M, 7%, 8/15/23                                    1,000,000          949,370
       Gtd. Multiclass Mtg. Participation Certificates,
       Series 1460, Cl. H, 7%, 5/15/07                                                                1,500,000        1,515,000
       Interest-Only Stripped Mtg.-Backed Security,
       Trust 177, Cl. B, 15.817%--17.495%, 7/15/26(2)                                                24,454,952        8,536,307
       GNMA, Series 56, Cl. H, 9%, 7/20/24                                                            2,493,000        2,654,266
       -------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn.:
       11%, 7/1/16                                                                                    5,291,965        6,052,685
       7%, 1/15/12(3)                                                                                10,000,000        9,987,500
       7%, 1/1/09--11/1/25                                                                            5,424,409        5,328,681
       7.50%, 2/1/08--3/1/08                                                                            745,610          758,502
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates,
       Series 1992-34, Cl. G, 8%, 3/25/22                                                               540,000          557,042
       Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17                                                  668,880          693,027
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
       Trust 1991-170, Cl. E, 8%, 12/25/06                                                            2,500,000        2,606,250
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
       Trust 1992-169, Cl. L, 7%, 9/25/22                                                             5,965,000        5,651,838
                                                                                                                    ------------
                                                                                                                      48,557,086

--------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--5.5%
       Government National Mortgage Assn.:
       10%, 11/15/09                                                                                    287,824          318,673
       10.50%, 12/15/17--5/15/21                                                                        315,340          352,969
       11%, 10/20/19                                                                                  1,216,705        1,386,655
       12%, 1/15/99--5/14/14                                                                             29,365           31,379
       12.75%, 6/15/15                                                                                    4,036            4,777
       13%, 12/15/14                                                                                     40,193           47,906
       7%, 7/15/09--5/15/26                                                                           7,213,287        7,148,974
       8%, 6/15/05--10/15/06                                                                          1,808,388        1,875,308
       9%, 2/15/09--6/15/09                                                                             502,915          537,873
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates,
       Series 1994-5, Cl. PQ, 7.493%, 7/16/24                                                         1,200,000        1,208,244
                                                                                                                    ------------
                                                                                                                      12,912,758

--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--11.8%
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--8.6%
       Asset Securitization Corp.:
       Commercial Mtg. Pass-Through Certificates,
       Series 1996-MD6, Cl. A-5, 6.958%, 11/13/26(4)                                                  2,000,000        2,002,500
       Series 1996-D3, Cl. A5, 8.165%, 10/13/26(4)(5)                                                   800,000          828,750


7      Oppenheimer Bond Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
(CONTINUED)
       CMC Securities Corp. I, Collateralized Mtg. Obligation,
       Series 1993-D, Cl. D-3, 10%, 7/25/23(5)                                                      $   643,201      $   676,166
       -------------------------------------------------------------------------------------------------------------------------
       Commercial Mortgage Acceptance Corp.,
       Interest-Only Stripped Mtg.-Backed Security,
       Series 1996-C1, Cl. X-2, 8.649%, 12/25/20(2)(5)                                               18,624,900          646,051
       -------------------------------------------------------------------------------------------------------------------------
       FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-C1:
       Cl. 2-D, 8.70%, 9/25/25(5)                                                                     1,000,000        1,053,438
       Cl. 2-E, 8.70%, 9/25/25(5)                                                                     1,000,000        1,049,063
       -------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Capital I, Inc., Commercial Mtg.
       Pass-Through Certificates, Series 1996-C1:
       Cl. D-1, 7.51%, 2/15/28(4)(5)                                                                  1,000,000          983,125
       Cl. E, 7.51%, 2/15/28(4)(6)                                                                    1,100,000          893,750
       -------------------------------------------------------------------------------------------------------------------------
       NationsCommercial Corp., NB Commercial Mtg.
       Pass-Through Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(5)                               3,000,000        3,055,781
       -------------------------------------------------------------------------------------------------------------------------
       Potomac Gurnee Financial Corp., Commercial Mtg.
       Pass-Through Certificates, Cl. D, 7.683%, 12/21/26                                             1,500,000        1,500,469
       -------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                            700,000          712,141
       Series 1994-C1, Cl. C, 8%, 6/25/26                                                             1,500,000        1,542,422
       Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                          2,500,000        2,356,055
       -------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers Mortgage Securities VII,
       Series 1996-C1, Cl. E, 9.18%, 1/20/06                                                            700,000          633,500
       -------------------------------------------------------------------------------------------------------------------------
       Structured Asset Securities Corp., Multiclass
       Pass-Through Certificates, Series 1996-C3, Cl. D, 8.02%, 6/1/30(5)                             2,500,000        2,459,375
                                                                                                                    ------------
                                                                                                                      20,392,586

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.1%
       Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20                                250,000          253,905
--------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--1.1%
       Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
       Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                                      2,250,000        1,823,906
       -------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1991-M5, Cl. A, 9%, 3/25/17                                                               589,996          607,973
       Series 1991-M6, Cl. B4, 7.012%, 6/25/21(4)                                                        63,535           62,612
                                                                                                                    ------------
                                                                                                                       2,494,491

--------------------------------------------------------------------------------------------------------------------------------
OTHER--1.1%
       GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1, 6.50%, 4/25/24                        99,059           98,749
       -------------------------------------------------------------------------------------------------------------------------
       JHM Mtg. Acceptance Corp., Collateralized Mtg.
       Obligation Bonds, Series E, Cl. 5, 8.96%, 4/1/19                                               1,633,748        1,718,491
       -------------------------------------------------------------------------------------------------------------------------
       Nomura Asset Securities Corp.,
       Series 1994-MD1, Cl. B2, 8.421%, 3/15/18(4)(6)                                                   600,000          526,406
       -------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers Mortgage Securities VI:
       Interest-Only Stripped Mtg.-Backed Security,
       Series 1987-3, Cl. B, 2.101%, 10/23/17(2)                                                        132,052           42,752
       Principal-Only Stripped Mtg.-Backed Security,
       Series 1987-3, Cl. A, Zero Coupon, 8.903%, 10/23/17(7)                                           195,114          136,153
                                                                                                                     -----------
                                                                                                                       2,522,551

8      Oppenheimer Bond Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.9%
       Residential Funding Corp., Mtg. Pass-Through Certificates,
       Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                         $638,879      $   658,244
       -------------------------------------------------------------------------------------------------------------------------
       Ryland Mortgage Securities Corp. III, Sub. Bonds,
       Series 1992-A, Cl. 1A, 8.285%, 3/29/30(4)                                                        378,157          378,040
       -------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers Mortgage Securities VII,
       Series 1996-B, Cl. 1, 7.136%, 4/25/26                                                          1,988,219        1,190,447
                                                                                                                    ------------
                                                                                                                       2,226,731
                                                                                                                    ------------
       Total Mortgage-Backed Obligations (Cost $88,548,291)                                                           89,360,108

================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--10.4%
--------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds:
       10.375%, 11/15/09                                                                              1,000,000        1,235,938
       11.625%, 11/15/04                                                                              4,375,000        5,773,635
       12.75%, 11/15/10                                                                               1,000,000        1,415,938
       8.75%, 5/15/20                                                                                 4,273,000        5,257,127
       8.875%, 8/15/17(8)                                                                             7,500,000        9,260,160
       STRIPS, Zero Coupon, 6.855%, 8/15/22(9)                                                        7,400,000        1,304,775
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 5.875%, 4/30/98                                                              500,000          499,688
                                                                                                                    ------------
       Total U.S. Government Obligations (Cost $24,545,165)                                                           24,747,261

================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.4%
--------------------------------------------------------------------------------------------------------------------------------
       International Bank for Reconstruction & Development Bonds,
       12.50%, 7/25/97 NZD                                                                              800,000          579,713
       New Zealand (Government of) Bonds, 10%, 7/15/97 NZD                                              390,000          279,152
                                                                                                                     -----------
       Total Foreign Government Obligations (Cost $770,253)                                                              858,865

================================================================================================================================
CORPORATE BONDS AND NOTES--52.1%
--------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--4.1%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%
       Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                                           500,000          505,375
       -------------------------------------------------------------------------------------------------------------------------
       FMC Corp., 8.75% Sr. Nts., 4/1/99                                                                250,000          261,030
       -------------------------------------------------------------------------------------------------------------------------
       Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                          900,000          978,153
       -------------------------------------------------------------------------------------------------------------------------
       Rohm & Haas Co., 9.50% Debs., 4/1/21                                                             500,000          566,905
                                                                                                                    ------------
                                                                                                                       2,311,463

--------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--2.1%
       AMAX, Inc., 9.875% Nts., 6/13/01                                                               1,000,000        1,115,907
       -------------------------------------------------------------------------------------------------------------------------
       Newmont Mining Corp., 8.625% Nts., 4/1/02                                                      1,000,000        1,077,813
       -------------------------------------------------------------------------------------------------------------------------
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                              1,000,000        1,020,000
       -------------------------------------------------------------------------------------------------------------------------
       Teck Corp., 8.70% Debs., 5/1/02                                                                1,500,000        1,617,838
                                                                                                                    ------------
                                                                                                                       4,831,558

--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.7%
       Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97                                      300,000          305,263
       -------------------------------------------------------------------------------------------------------------------------
       Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05                        450,000          472,500
       -------------------------------------------------------------------------------------------------------------------------
       Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02                                500,000          508,750
       -------------------------------------------------------------------------------------------------------------------------
       Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15                            436,532          437,939
                                                                                                                    ------------
                                                                                                                       1,724,452

--------------------------------------------------------------------------------------------------------------------------------
STEEL--0.3%
       AK Steel Corp., 9.125% Sr. Nts., 12/15/06(6)                                                     650,000          667,875


       9      Oppenheimer Bond Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.3%
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.6%
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05                                       $  370,000       $  427,350
       -------------------------------------------------------------------------------------------------------------------------
       Toro Co. (The), 11% Debs., 8/1/17                                                              1,000,000        1,063,995
                                                                                                                    ------------
                                                                                                                       1,491,345

--------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.4%
       B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(6)                                         250,000          249,665
       -------------------------------------------------------------------------------------------------------------------------
       ConAgra, Inc.:
       7.40% Sub. Nts., 9/15/04                                                                         250,000          254,148
       9.75% Sr. Nts., 11/1/97                                                                          500,000          515,370
                                                                                                                    ------------
                                                                                                                       1,019,183

--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.3%
       Grace (W.R.) & Co., 7.25% Medium-Term Nts., 7/15/97                                            2,000,000        2,015,042
       -------------------------------------------------------------------------------------------------------------------------
       HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                                                   500,000          532,500
       -------------------------------------------------------------------------------------------------------------------------
       Imcera Group, Inc., 6% Nts., 10/15/03                                                            500,000          477,108
                                                                                                                    ------------
                                                                                                                       3,024,650

--------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--0.6%
       HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                                800,000          816,000
       -------------------------------------------------------------------------------------------------------------------------
       Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03                                    195,000          210,600
       -------------------------------------------------------------------------------------------------------------------------
       Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B, 11/15/02                        210,000          278,250
       -------------------------------------------------------------------------------------------------------------------------
       Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
       11.25% First Mtg. Nts., 5/1/06                                                                    95,000           94,525
                                                                                                                    ------------
                                                                                                                       1,399,375

--------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.8%
       Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                        160,000          166,400
       -------------------------------------------------------------------------------------------------------------------------
       Foodmaker, Inc.:
       9.25% Sr. Nts., 3/1/99                                                                         1,000,000        1,020,000
       9.75% Sr. Sub. Nts., 6/1/02                                                                      750,000          766,875
                                                                                                                    ------------
                                                                                                                       1,953,275

--------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.6%
       Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06                                                   650,000          695,500
       -------------------------------------------------------------------------------------------------------------------------
       Fruit of the Loom, Inc., 7% Debs., 3/15/11                                                       500,000          465,622
       -------------------------------------------------------------------------------------------------------------------------
       William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06(6)                                            200,000          208,000
                                                                                                                    ------------
                                                                                                                       1,369,122

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.1%
--------------------------------------------------------------------------------------------------------------------------------
       Coastal Corp., 8.75% Sr. Nts., 5/15/99                                                           325,000          340,842
       -------------------------------------------------------------------------------------------------------------------------
       Eastern Energy Ltd., 6.75% Nts., 12/1/06(5)                                                    2,000,000        1,950,000
       -------------------------------------------------------------------------------------------------------------------------
       J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                              850,000          894,625
       -------------------------------------------------------------------------------------------------------------------------
       Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06(6)                                            500,000          532,500
       -------------------------------------------------------------------------------------------------------------------------
       McDermott, Inc., 9.375% Nts., 3/15/02                                                            100,000          105,351
       -------------------------------------------------------------------------------------------------------------------------
       Mesa Operating Co.:
       0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(10)                                                  400,000          278,000
       10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                               740,000          804,750
       -------------------------------------------------------------------------------------------------------------------------
       NorAm Energy Corp., 9.875% Nts., 4/15/97                                                         505,000          510,554
       -------------------------------------------------------------------------------------------------------------------------
       Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                                          2,000,000        2,307,678
       -------------------------------------------------------------------------------------------------------------------------
       Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                                      750,000          731,250
       -------------------------------------------------------------------------------------------------------------------------
       Phillips Petroleum Co., 7.53% Pass-Through Certificates,
       Series 1994-A1, 9/27/98                                                                          366,634          370,844


10     Oppenheimer Bond Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
ENERGY
(CONTINUED)
       Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                                           $  275,000      $   306,354
       -------------------------------------------------------------------------------------------------------------------------
       TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                               1,500,000        1,881,630
       -------------------------------------------------------------------------------------------------------------------------
       TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                                       1,000,000        1,086,250
                                                                                                                    ------------
                                                                                                                      12,100,628

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--11.9%
--------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--2.0%
       BankAmerica Institute, 8.07% Gtd. Bonds, Series A, 12/31/26(5)                                 1,000,000        1,012,300
       -------------------------------------------------------------------------------------------------------------------------
       Banque Nationale de Paris, 9.875% Debs., 5/25/98                                                 205,000          213,341
       -------------------------------------------------------------------------------------------------------------------------
       Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                             25,000           25,152
       -------------------------------------------------------------------------------------------------------------------------
       Citicorp Capital Trust I, 7.933% Gtd. Bonds, 2/15/27                                           1,000,000        1,013,100
       -------------------------------------------------------------------------------------------------------------------------
       First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98                                   325,000          333,440
       -------------------------------------------------------------------------------------------------------------------------
       First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03(6)                                 500,000          542,500
       -------------------------------------------------------------------------------------------------------------------------
       First Nationwide Holdings, Inc., 9.125% Sr. Sub. Nts., 1/15/03                                   500,000          507,500
       -------------------------------------------------------------------------------------------------------------------------
       National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03                                 70,000           79,666
       -------------------------------------------------------------------------------------------------------------------------
       Royal Bank of Scotland Group (The) plc,
       10.125% Sub. Gtd. Capital Nts., 3/1/04                                                           500,000          583,602
       -------------------------------------------------------------------------------------------------------------------------
       Suntrust Banks, Inc., 8.875% Debs., 2/1/98                                                       500,000          514,460
                                                                                                                    ------------
                                                                                                                       4,825,061

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.6%
       American Car Line Co., 8.25% Equipment Trust Certificates,
       Series 1993-A, 4/15/08                                                                           228,000          233,292
       -------------------------------------------------------------------------------------------------------------------------
       American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                          300,000          311,086
       -------------------------------------------------------------------------------------------------------------------------
       Associates Corp. of North America, 7.40% Medium-Term Nts., 7/7/99                                300,000          308,011
       -------------------------------------------------------------------------------------------------------------------------
       Beneficial Corp., 12.875% Debs., 8/1/13                                                           20,000           22,845
       -------------------------------------------------------------------------------------------------------------------------
       BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                                              1,500,000        1,684,246
       -------------------------------------------------------------------------------------------------------------------------
       Enterprise Rent-A-Car USA Finance Co., 7.875% Nts., 3/15/98(6)                                 1,500,000        1,529,736
       -------------------------------------------------------------------------------------------------------------------------
       Ford Motor Credit Co.:
       6.75% Nts., 8/15/08                                                                            1,000,000          967,526
       9.90% Medium-Term Nts., 11/6/97                                                                2,000,000        2,000,674
       -------------------------------------------------------------------------------------------------------------------------
       Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                           325,000          337,189
       -------------------------------------------------------------------------------------------------------------------------
       Household Finance Corp. Ltd., 6% Gtd. Sr. Nts., 6/30/98                                          250,000          248,845
       -------------------------------------------------------------------------------------------------------------------------
       Leucadia National Corp., 7.75% Sr. Nts., 8/15/13                                               2,000,000        1,909,082
       -------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6.875% Nts., 3/1/03                                                   750,000          750,541
       -------------------------------------------------------------------------------------------------------------------------
       Midland American Capital Corp., 12.75% Gtd. Nts., 11/15/03                                       205,000          226,785
       -------------------------------------------------------------------------------------------------------------------------
       NationsBank Corp., 10.20% Sub. Nts., 7/15/15                                                   1,300,000        1,659,139
       -------------------------------------------------------------------------------------------------------------------------
       Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                           1,825,000        1,886,533
       -------------------------------------------------------------------------------------------------------------------------
       Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                                             1,600,000        1,644,114
       -------------------------------------------------------------------------------------------------------------------------
       Source One Mortgage Services Corp., 9% Debs., 6/1/12                                           1,250,000        1,318,355
       -------------------------------------------------------------------------------------------------------------------------
       TransAmerica Finance Corp., 7.42% Medium-Term Nts., 2/9/98                                       500,000          507,617
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Leasing International, 7% Nts., 11/1/97                                                     500,000          504,421
                                                                                                                    ------------
                                                                                                                      18,050,037

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.3%
       Aetna Services, Inc., 8% Debs., 1/15/17                                                        1,000,000        1,013,727
       -------------------------------------------------------------------------------------------------------------------------
       Capital Holding Corp., 8.75% Debs., 1/15/17                                                    1,200,000        1,251,593
       -------------------------------------------------------------------------------------------------------------------------
       Torchmark Corp., 7.875% Nts., 5/15/23                                                          3,000,000        3,014,277
       -------------------------------------------------------------------------------------------------------------------------
       Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03(6)                                             200,000          203,000
                                                                                                                     -----------
                                                                                                                       5,482,597

11     Oppenheimer Bond Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.5%
---------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/
REAL ESTATE--0.5%
       Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
       Series B, 4/1/02                                                                              $1,125,000       $ 1,215,000
---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.2%
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/
COMPUTERS--2.5%
       Boeing Co., 7.50% Debs., 8/15/42                                                               2,000,000         2,052,482
       --------------------------------------------------------------------------------------------------------------------------
       British Aerospace plc, 8% Debs., 5/27/97                                                         300,000           302,437
       --------------------------------------------------------------------------------------------------------------------------
       Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05                     500,000           558,750
       --------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 8.75% Debs., 5/21/07(8)                                        1,000,000         1,135,125
       --------------------------------------------------------------------------------------------------------------------------
       Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03                                           1,000,000         1,015,000
       --------------------------------------------------------------------------------------------------------------------------
       Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                                     500,000           533,750
       --------------------------------------------------------------------------------------------------------------------------
       Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                          300,000           321,375
                                                                                                                    -------------
                                                                                                                        5,918,919

---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.0%
       Chrysler Corp., 10.95% Debs., 8/1/17                                                             200,000           215,352
       --------------------------------------------------------------------------------------------------------------------------
       Ford Motor Co., 8.875% Debs., 11/15/22                                                         2,000,000         2,188,164
                                                                                                                    -------------
                                                                                                                        2,403,516

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.7%
       Caterpillar, Inc., 9.75% Debs., 6/1/19                                                         1,750,000         1,914,521
       --------------------------------------------------------------------------------------------------------------------------
       Thomas & Betts Corp., 8.25% Sr. Nts., 1/15/04                                                  1,000,000         1,070,573
       --------------------------------------------------------------------------------------------------------------------------
       Westinghouse Electric Corp., 8.375% Nts., 6/15/02                                              1,000,000         1,029,141
                                                                                                                    -------------
                                                                                                                        4,014,235

---------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.8%
---------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.3%
       American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06                                           700,000           693,000
       --------------------------------------------------------------------------------------------------------------------------
       Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                            750,000           761,250
       --------------------------------------------------------------------------------------------------------------------------
       Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                      750,000           787,500
       --------------------------------------------------------------------------------------------------------------------------
       Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                       200,000           204,750
       --------------------------------------------------------------------------------------------------------------------------
       Young Broadcasting, Inc., 9% Sr. Sub. Nts., Series B, 1/15/06                                    500,000           488,750
                                                                                                                    -------------
                                                                                                                        2,935,250

---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--1.5%
       Bell Cablemedia plc, 0%/11.875% Sr. Disc. Nts., 9/15/05(10)                                      700,000           568,750
       --------------------------------------------------------------------------------------------------------------------------
       Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(10)                         550,000           393,938
       --------------------------------------------------------------------------------------------------------------------------
       EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(10)                             200,000           166,500
       --------------------------------------------------------------------------------------------------------------------------
       International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
       Series B, 2/1/06(10)                                                                             500,000           342,500
       --------------------------------------------------------------------------------------------------------------------------
       TeleWest plc, 0%/11% Sr. Disc. Debs., 10/1/07(10)                                              1,400,000           980,000
       --------------------------------------------------------------------------------------------------------------------------
       TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                  1,000,000         1,082,025
                                                                                                                    ------------
                                                                                                                        3,533,713

---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.8%
       Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                               500,000           482,500
       --------------------------------------------------------------------------------------------------------------------------
       Panamsat LP/Panamsat Capital Corp.,
       0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(10)                                                     1,500,000         1,398,750
                                                                                                                    -------------
                                                                                                                        1,881,250

---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.1%
       Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                        250,000           250,841
---------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%
       Reed Publishing (USA), Inc., 7.24% Gtd. Medium-Term Nts., 2/10/97                                250,000           250,360


12     Oppenheimer Bond Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT (1)       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
OTHER--1.1%
---------------------------------------------------------------------------------------------------------------------------------
SERVICES--1.1%
       Archer Daniels Midland Co., 7.125% Debs., 3/1/13                                              $  750,000       $   747,339
       --------------------------------------------------------------------------------------------------------------------------
       Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06                                              250,000           266,250
       --------------------------------------------------------------------------------------------------------------------------
       Johnson Controls, Inc., 7.70% Debs., 3/1/15                                                      500,000           526,784
       --------------------------------------------------------------------------------------------------------------------------
       Laidlaw, Inc., 7.70% Debs., 8/15/02                                                              500,000           519,856
       --------------------------------------------------------------------------------------------------------------------------
       Philip Morris Cos., 8.25% Debs., 10/15/03                                                        500,000           531,468
                                                                                                                    -------------
                                                                                                                        2,591,697

---------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.8%
---------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES--0.3%
       Sears Canada, Inc., 11.70% Debs., 7/10/00 (CAD)                                                  500,000           431,200
       --------------------------------------------------------------------------------------------------------------------------
       Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                             300,000           313,408
                                                                                                                    ------------
                                                                                                                          744,608

---------------------------------------------------------------------------------------------------------------------------------
DRUG STORES--0.2%
       Hook-SupeRx, Inc., 10.125% Sr. Nts., 6/1/02                                                      400,000           424,853
---------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--0.1%
       First Brands Corp., 9.125% Sr. Sub. Nts., 4/1/99                                                 265,000           267,140
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.3%
       May Department Stores Cos.:
       10.625% Debs., 11/1/10                                                                           405,000           525,110
       9.875% Debs., 6/1/17                                                                             250,000           264,264
                                                                                                                    ------------
                                                                                                                          789,374

---------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.9%
       Grand Union Co., 12% Sr. Nts., 9/1/04                                                            700,000           745,500
       --------------------------------------------------------------------------------------------------------------------------
       Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                      1,000,000         1,028,092
       --------------------------------------------------------------------------------------------------------------------------
       Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                                    300,000           320,250
                                                                                                                    ------------
                                                                                                                        2,093,842

---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.9%
---------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.7%
       Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                                     1,000,000         1,115,000
       --------------------------------------------------------------------------------------------------------------------------
       Southwest Airlines Co., 9.25% Debs., 2/15/98                                                     500,000           516,566
                                                                                                                    ------------
                                                                                                                        1,631,566

---------------------------------------------------------------------------------------------------------------------------------
RAILROADS--1.2%
       Canadian Pacific Ltd., 9.45% Debs., 8/1/21                                                     1,000,000         1,196,680
       --------------------------------------------------------------------------------------------------------------------------
       Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                                       750,000           729,815
       --------------------------------------------------------------------------------------------------------------------------
       Transtar Holdings LP/Transtar Capital Corp.,
       0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(10)                                              1,100,000           885,500
       --------------------------------------------------------------------------------------------------------------------------
       Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                             100,000           109,196
                                                                                                                    -------------
                                                                                                                        2,921,191

---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--12.4%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.1%
       CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06(6)                                                      650,000           674,375
       --------------------------------------------------------------------------------------------------------------------------
       California Energy, Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04(10)                                   750,000           796,875
       --------------------------------------------------------------------------------------------------------------------------
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(6)                   2,413,170         2,714,817
       --------------------------------------------------------------------------------------------------------------------------
       Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                                    250,000           255,839
       --------------------------------------------------------------------------------------------------------------------------
       First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                     200,000           213,250
       --------------------------------------------------------------------------------------------------------------------------
       Florida Gas Transmission Environmental Corp., 7.75% Sr. Nts., 11/1/97(6)                         500,000           506,813
       --------------------------------------------------------------------------------------------------------------------------
       Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                                                500,000           544,416
       --------------------------------------------------------------------------------------------------------------------------
       MidAmerican Energy Co., 6.25% Mtg. Nts., 2/1/98                                                  500,000           501,426


13     Oppenheimer Bond Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONTINUED)
       National Fuel Gas Co., 7.75% Debs., 2/1/04                                                    $  500,000       $   520,030
       --------------------------------------------------------------------------------------------------------------------------
       Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22                                   250,000           270,247
       --------------------------------------------------------------------------------------------------------------------------
       South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                        500,000           564,941
       --------------------------------------------------------------------------------------------------------------------------
       Tenaga Nasional Berhad, 7.875% Nts., 6/15/04(6)                                                1,000,000         1,057,727
       --------------------------------------------------------------------------------------------------------------------------
       Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                                                500,000           546,702
       --------------------------------------------------------------------------------------------------------------------------
       Union Gas Ltd., 13% Debs., 6/30/03 (CAD)                                                         518,000           419,274
                                                                                                                    -------------
                                                                                                                        9,586,732

---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--8.3%
       Allbritton Communications Co., 11.50% Sr. Sub. Debs., 8/15/04                                    675,000           715,500
       --------------------------------------------------------------------------------------------------------------------------
       American Communications Services, Inc.:
       0%/12.75% Sr. Disc. Nts., 4/1/06(10)                                                             500,000           278,750
       0%/13% Sr. Disc. Nts., 11/1/05(10)                                                               300,000           178,500
       --------------------------------------------------------------------------------------------------------------------------
       Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06(6)(10)                       1,200,000           771,000
       --------------------------------------------------------------------------------------------------------------------------
       Cellular Communications International, Inc.,
       Zero Coupon Sr. Disc. Nts., 11.23%, 8/15/00(9)                                                 2,150,000         1,499,625
       --------------------------------------------------------------------------------------------------------------------------
       Colt Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one warrant
       to purchase 7.8 ordinary shares)(10)(11)                                                         300,000           181,500
       --------------------------------------------------------------------------------------------------------------------------
       GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts.,
       12/15/05(6)(10)                                                                                  100,000            65,000
       --------------------------------------------------------------------------------------------------------------------------
       GST USA, Inc., 0%/13.875% Bonds, 12/15/05(10)                                                    800,000           492,000
       --------------------------------------------------------------------------------------------------------------------------
       GTE Corp., 8.85% Debs., 3/1/98                                                                   300,000           309,069
       --------------------------------------------------------------------------------------------------------------------------
       IntelCom Group (USA), Inc.:
       0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(10)                                                        120,000            78,900
       0%/13.50% Sr. Disc. Nts., 9/15/05(10)                                                            475,000           339,625
       --------------------------------------------------------------------------------------------------------------------------
       Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                                  150,000           128,250
       --------------------------------------------------------------------------------------------------------------------------
       MFS Communications Co., Inc.:
       0%/8.875% Sr. Disc. Nts., 1/15/06(10)                                                            500,000           370,625
       0%/9.375% Sr. Disc. Nts., 1/15/04(10)                                                            350,000           306,250
       --------------------------------------------------------------------------------------------------------------------------
       New York Telephone Co., 9.375% Debs., 7/15/31                                                  2,500,000         2,830,775
       --------------------------------------------------------------------------------------------------------------------------
       Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                                     1,150,000         1,201,750
       --------------------------------------------------------------------------------------------------------------------------
       ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(6)                                740,000           752,950
       --------------------------------------------------------------------------------------------------------------------------
       Pacific Bell, 8.50% Debs., 8/15/31                                                             1,000,000         1,063,869
       --------------------------------------------------------------------------------------------------------------------------
       PriCellular Wireless Corp.:
       0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(10)                                                       200,000           172,000
       0%/14% Sr. Sub. Disc. Nts., 11/15/01(10)                                                       1,050,000         1,026,375
       10.75% Sr. Nts., 11/1/04(6)                                                                      125,000           130,313
       --------------------------------------------------------------------------------------------------------------------------
       Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one warrant
       to purchase six ordinary shares)(5)(10)(11)                                                    1,000,000           550,000
       --------------------------------------------------------------------------------------------------------------------------
       Southern New England Telephone Co., 8.70% Medium-Term Nts., 8/15/31                            2,000,000         2,135,714
       --------------------------------------------------------------------------------------------------------------------------
       Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
       0%/12.50% Sr. Disc. Nts., 8/15/06(10)                                                            200,000           135,500
       --------------------------------------------------------------------------------------------------------------------------
       Teleport Communications Group, Inc.:
       0%/11.125% Sr. Disc. Nts., 7/1/07(10)                                                            750,000           517,500
       9.875% Sr. Nts., 7/1/06                                                                          700,000           752,500
       --------------------------------------------------------------------------------------------------------------------------
       United Telephone Co. (Pennsylvania), 7.375% First Mtg. Nts., Series Y, 12/1/02                   750,000           767,709

14     Oppenheimer Bond Fund

                                                                                                    FACE            MARKET VALUE
                                                                                                    AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
(CONTINUED)
       USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                                    $  500,000     $    477,500
       -------------------------------------------------------------------------------------------------------------------------
       Western Wireless Corp.:
       10.50% Sr. Sub. Nts., 2/1/07(6)                                                                  250,000          262,188
       10.50% Sr. Sub. Nts., 6/1/06                                                                   1,000,000        1,051,250
                                                                                                                    ------------
                                                                                                                      19,542,487
                                                                                                                     -----------
       Total Corporate Bonds and Notes (Cost $119,269,285)                                                           123,247,195

                                                                                                         SHARES
================================================================================================================================
COMMON STOCKS--0.0%
--------------------------------------------------------------------------------------------------------------------------------
       MFS Communications Co., Inc. (Cost $3,595)(12)                                                        73            3,978

================================================================================================================================
PREFERRED STOCKS--1.6%
--------------------------------------------------------------------------------------------------------------------------------
       Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred Securities, Series A                  80,000        2,000,000
       -------------------------------------------------------------------------------------------------------------------------
       BankAmerica Corp., 8.375%, Series K                                                               20,300          512,575
       -------------------------------------------------------------------------------------------------------------------------
       CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                                      23,000          667,000
       -------------------------------------------------------------------------------------------------------------------------
       Fresenius Medical Care Trust, 9% Preferred Securities                                            605,000          617,100
                                                                                                                    ------------
       Total Preferred Stocks (Cost $3,710,275)                                                                        3,796,675

================================================================================================================================
OTHER SECURITIES--0.2%
--------------------------------------------------------------------------------------------------------------------------------
       MFS Communications Co., Inc., 8% Cv. Depositary Shares
       each Representing 1/100 Share of Dividend Enhanced
       Convertible Stock (Cost $348,310)                                                                  5,000          456,250

                                                                                                          UNITS
================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------------
       American Communications Services, Inc. Wts., Exp. 11/05                                              300           27,000
       -------------------------------------------------------------------------------------------------------------------------
       Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                       500           10,000
       -------------------------------------------------------------------------------------------------------------------------
       IntelCom Group, Inc. Wts., Exp. 9/05                                                               1,980           17,820
                                                                                                                     -----------
       Total Rights, Warrants and Certificates (Cost $0)                                                                  54,820


15     Oppenheimer Bond Fund

                                                                                        STRIKE                     MARKET VALUE
                                                                     DATE               PRICE         CONTRACTS    SEE NOTE 1
===============================================================================================================================
CALL OPTIONS PURCHASED--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts. 10-yr Futures
       Call Opt. (Cost $28,750)                                      2/97                $110                20    $     13,437
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $237,223,924)                                                           102.5%    242,538,589
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (2.5)     (5,876,801)
                                                                                                  -------------    ------------
NET ASSETS                                                                                                100.0%   $236,661,788
                                                                                                  =============    ============

       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
       CAD--Canadian Dollar   NZD--New Zealand Dollar

       2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

       3. When-issued security to be delivered and settled after December 31, 1996.

       4. Represents the current interest rate for a variable rate security.

       5. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

       6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,288,615 or 5.19% of the Fund's net assets, at December 31, 1996.

       7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

       8. Securities with an aggregate market value of $1,431,844 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

       9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       10. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

       11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

       12. Non-income producing security.

       See accompanying Notes to Financial Statements.

16     Oppenheimer Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996

================================================================================================================================
ASSETS
       Investments, at value (cost $237,223,924)--see accompanying statement                                        $242,538,589
       -------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                            1,407,908
       -------------------------------------------------------------------------------------------------------------------------
      Receivables:
       Interest and principal paydowns                                                                                 3,464,975
       Shares of beneficial interest sold                                                                                969,510
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                              12,849
                                                                                                                    ------------
       Total assets                                                                                                  248,393,831

================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Investments purchased on a when-issued basis--Note 1                                                           10,082,292
       Dividends                                                                                                         687,837
       Shares of beneficial interest redeemed                                                                            647,168
       Distribution and service plan fees                                                                                143,057
       Daily variation on futures contracts--Note 5                                                                       30,245
       Other                                                                                                             141,444
                                                                                                                    ------------
       Total liabilities                                                                                              11,732,043

================================================================================================================================
NET ASSETS                                                                                                          $236,661,788
                                                                                                                    ============

================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                              $235,499,946
       -------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investments and foreign currency transactions                                 (4,146,188)
       -------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation of assets and
       liabilities denominated in foreign currencies                                                                   5,308,030
                                                                                                                    ------------
       Net assets                                                                                                   $236,661,788
                                                                                                                    ============

================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of
       $193,514,612 and 18,089,841 shares of beneficial interest outstanding)                                             $10.70
       Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                    $11.23
       -------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets of
       $38,825,664 and 3,630,498 shares of beneficial interest outstanding)                                               $10.69
       -------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets of
       $4,321,512 and 403,745 shares of beneficial interest outstanding)                                                  $10.70

       See accompanying Notes to Financial Statements.

17     Oppenheimer Bond Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996


================================================================================================================================
INVESTMENT INCOME
       Interest (net of foreign withholding taxes of $2,455)                                                         $18,905,698
       -------------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                          99,649
                                                                                                                    ------------
       Total income                                                                                                   19,005,347

================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                         1,640,483
       -------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                           439,791
       Class B                                                                                                           380,746
       Class C                                                                                                            34,043
       -------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                             376,140
       -------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                               185,565
       -------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                        43,311
       -------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                            21,393
       -------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                            14,020
       Class B                                                                                                             1,133
       Class C                                                                                                             1,343
       -------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                         6,559
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                              29,822
                                                                                                                    ------------
       Total expenses                                                                                                  3,174,349

================================================================================================================================
NET INVESTMENT INCOME                                                                                                 15,830,998

================================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                       880,924
       Closing of futures contracts--Note 5                                                                             (740,870)
       Closing of options written--Note 6                                                                                198,775
       Foreign currency transactions                                                                                     (25,620)
                                                                                                                     -----------
       Net realized gain                                                                                                 313,209

       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                    (5,422,386)
       Translation of assets and liabilities denominated in foreign currencies                                            96,970
                                                                                                                     -----------
       Net change                                                                                                     (5,325,416)
                                                                                                                     -----------
       Net realized and unrealized loss                                                                               (5,012,207)

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $10,818,791
                                                                                                                     ===========

       See accompanying Notes to Financial Statements.

18     Oppenheimer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                    1996             1995
================================================================================================================================
OPERATIONS
       Net investment income                                                                       $ 15,830,998     $  8,346,267
       -------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                                         313,209         (300,777)
       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                         (5,325,416)      12,065,900
                                                                                                  -------------    -------------
       Net increase in net assets resulting from operations                                          10,818,791       20,111,390

================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                      (12,577,460)      (7,564,945)
       Class B                                                                                       (2,405,982)        (751,223)
       Class C                                                                                         (214,115)         (29,746)
       -------------------------------------------------------------------------------------------------------------------------
       Tax return of capital distribution:
       Class A                                                                                         (517,955)              --
       Class B                                                                                         (103,919)              --
       Class C                                                                                          (11,567)              --

================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from beneficial
       interest transactions--Note 2:
       Class A                                                                                       28,392,776       61,827,603
       Class B                                                                                          659,280       34,622,947
       Class C                                                                                          404,645        3,910,520

================================================================================================================================
NET ASSETS
       Total increase                                                                                24,444,494      112,126,546
       -------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                          212,217,294      100,090,748
                                                                                                  -------------    -------------
       End of period (including undistributed net investment
       income of $116,937 in 1995)                                                                 $236,661,788     $212,217,294
                                                                                                  =============    =============

       See accompanying Notes to Financial Statements.

19     Oppenheimer Bond Fund

FINANCIAL HIGHLIGHTS


                                             CLASS A
                                             --------------------------------------------------------------------

                                             YEAR ENDED DECEMBER 31,
                                             1996               1995          1994          1993         1992
==================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $10.98           $10.01         $11.12        $10.74       $10.80
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .78              .69            .65           .69          .75
Net realized and unrealized
gain (loss)                                        (.28)             .96          (1.08)          .40         (.05)
                                               --------         --------       --------      --------     --------
Total income (loss) from
investment operations                               .50             1.65           (.43)         1.09          .70

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.75)            (.68)          (.65)         (.71)        (.76)
Dividends in excess of net
investment income                                    --               --           (.03)           --           --
Tax return of capital                              (.03)              --             --            --           --
                                               --------         --------       --------      --------     --------
Total dividends and distributions
to shareholders                                    (.78)            (.68)          (.68)         (.71)        (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.70           $10.98         $10.01        $11.12       $10.74
                                               ========         ========       ========      ========     ========

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                4.87%           16.94%         (3.87)%       10.30%        6.77%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $193,515         $169,059       $ 96,640      $110,759     $106,290
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $178,130         $116,940       $102,168      $111,702      $98,672
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              7.35%            6.47%          6.25%         6.20%        7.00%
Expenses, before voluntary
reimbursement by the Manager                       1.30%            1.27%          1.06%         1.06%        1.10%
Expenses, net of voluntary
reimbursement by the Manager                        N/A            1.26%            N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         53.7%          175.4%           70.3%        110.1%       116.4%



                                                CLASS B                                             CLASS C
                                                -----------------------------------------------     ----------------------
                                                                                                    YEAR ENDED
                                                YEAR ENDED DECEMBER 31,                             DECEMBER 31,
                                                1996          1995         1994         1993(2)     1996         1995(1)
==========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.98        $10.01       $11.11      $11.10       $10.99        $10.89
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .70           .63          .58         .40          .70           .28
Net realized and unrealized
gain (loss)                                         (.29)          .94        (1.08)        .03         (.29)          .10
                                                --------      --------     --------    --------     --------      --------
Total income (loss) from
investment operations                                .41          1.57         (.50)        .43          .41           .38

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                              (.67)         (.60)        (.57)       (.42)        (.67)         (.28)
Dividends in excess of net
investment income                                     --            --         (.03)         --           --            --
Tax return of capital                               (.03)           --           --          --         (.03)           --
                                                --------      --------     --------    --------     --------      --------
Total dividends and distributions
to shareholders                                     (.70)         (.60)        (.60)       (.42)        (.70)         (.28)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.69        $10.98       $10.01      $11.11       $10.70        $10.99
                                                ========      ========     ========    ========     ========      ========

==========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 3.99%        16.06%       (4.53)%      3.91%        4.00%         3.76%

==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $38,826       $39,187       $3,451      $1,809       $4,322        $3,971
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $38,068       $12,823       $2,747      $  922       $3,404        $  979
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               6.59%         5.84%        5.53%     4.80%(4)       6.60%         6.32%(4)
Expenses, before voluntary
reimbursement by the Manager                        2.05%         2.12%        1.78%     1.90%(4)       2.05%         2.25%(4)
Expenses, net of voluntary
reimbursement by the Manager                         N/A         2.08%          N/A         N/A          N/A          1.96%(4)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          53.7%        175.4%        70.3%      110.1%        53.7%        175.4%

1. For the period from July 11, 1995 (inception of offering) to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $122,495,689 and $142,134,930, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

20     Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Bond Fund (the Fund), is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       ------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

       ------------------------------------------------------------------------
       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1996, the Fund had entered into outstanding when-issued or forward commitments of $10,082,292.

                In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

       ------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

21     Oppenheimer Bond Fund

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $11,491,000, which expires between 1997 and 2004.

       ------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $446,989, a decrease in undistributed net investment income of $116,937, and an increase in accumulated net realized loss on investments of $330,052.

       ------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

22     Oppenheimer Bond Fund

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED DECEMBER 31, 1996             YEAR ENDED DECEMBER 31, 1995(1)
                                                            ----------------------------             -------------------------------
                                                            SHARES             AMOUNT                SHARES              AMOUNT
       ----------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                                  1,955,093        $  20,810,615           3,592,604       $  37,958,201
       Dividends reinvested                                    815,100            8,651,382             401,453           4,283,086
       Issued in connection with the acquisition of:
       Oppenheimer Strategic Investment Grade
       Bond Fund--Note 8                                            --                   --           2,101,654          22,529,733
       Quest Investment Quality Income
       Fund--Note 8                                                 --                   --           3,900,357          42,201,864
       Connecticut Mutual Income Account--Note 8             3,020,216           31,863,280                  --                  --
       Jefferson Pilot Investment Grade
       Bond Fund--Note 8                                     1,801,334           19,273,967                  --                  --
       Redeemed                                             (4,901,741)         (52,206,468)         (4,249,502)        (45,145,281)
                                                         -------------        -------------       -------------       -------------
       Net increase                                          2,690,002        $  28,392,776           5,746,566       $  61,827,603
                                                         =============        =============       =============       =============

       ----------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                    946,117        $  10,072,138           1,038,290       $  11,014,073
       Dividends reinvested                                    163,467            1,735,740              45,815             494,471
       Issued in connection with the acquisition of:
       Oppenheimer Strategic Investment Grade
       Bond Fund--Note 8                                            --                   --           1,474,533          15,806,991
       Quest Investment Quality Income
       Fund--Note 8                                                 --                   --           1,236,995          13,384,283
       Connecticut Mutual Income Account--Note 8                 8,156               86,045                  --                  --
       Redeemed                                             (1,057,712)         (11,234,643)           (569,823)         (6,076,871)
                                                         -------------        -------------       -------------       -------------
       Net increase                                             60,028        $    659,280            3,225,810       $  34,622,947
                                                         =============        =============       =============       =============

       ----------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                    279,925        $  2,989,461               47,725       $     516,952
       Dividends reinvested                                     17,112              181,810               1,625              17,809
       Issued in connection with the acquisition of:
       Quest Investment Quality Income
       Fund--Note 8                                                 --                   --             362,821           3,929,348
       Redeemed                                               (254,743)          (2,766,626)            (50,720)           (553,589)
                                                         -------------        -------------       -------------       -------------
       Net increase                                             42,294        $   404,645               361,451       $   3,910,520
                                                         =============        =============       =============       =============

       1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from July 11, 1995 (inception of offering) to December 31, 1995 for Class C shares.

23     Oppenheimer Bond Fund

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At December 31, 1996, net unrealized appreciation on investments of $5,314,665 was composed of gross appreciation of $7,867,829, and gross depreciation of $2,553,164.

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of aggregate net assets over $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $299,893, of which $117,612 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $308,922 and $24,281, of which $18,267 was paid to an affiliated broker/dealer for Class B. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $125,164 and $1,276, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $176,747 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $5,806 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $309,560 and $20,276, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $964,739 for Class B and $47,483 for Class C.

24     Oppenheimer Bond Fund

===============================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At December 31, 1996, the Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                                                              UNREALIZED
                                              EXPIRATION            NUMBER OF               VALUATION AS OF   APPRECIATION
       CONTRACTS TO PURCHASE                  DATE                  FUTURES CONTRACTS       DEC. 31, 1996     (DEPRECIATION)
       ---------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.                       3/97                40                        $4,263,750         $(20,000)
       U.S. Treasury Nts.                       3/97                40                         4,365,000          (23,750)
                                                                                                                 --------
                                                                                                                  (43,750)
                                                                                                                 --------
       CONTRACTS TO SELL
       ------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.                       3/97                40                        $4,263,750         $ 36,875
                                                                                                                 --------
                                                                                                                 $ (6,875)
                                                                                                                 ========


25     Oppenheimer Bond Fund

===============================================================================
6. OPTION ACTIVITY

       The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

                Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

       Written option activity for the year ended December 31, 1996 was as follows:

                                                                                                   PUT OPTIONS
                                                                                                   ----------------------------
                                                                                                   NUMBER OF        AMOUNT OF
                                                                                                   OPTIONS          PREMIUMS
       ------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1995                                                          --          $       --
       ------------------------------------------------------------------------------------------------------------------------
       Options written                                                                                  208             279,500
       ------------------------------------------------------------------------------------------------------------------------
       Options closed or expired                                                                       (208)           (279,500)
       ------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1996                                                          --          $       --
                                                                                                    =======          ==========

26     Oppenheimer Bond Fund

===============================================================================
7. ILLIQUID AND RESTRICTED
   SECURITIES

       At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1996 was $16,097,955 which represents 6.80% of the Fund's net assets.

===============================================================================
8. ACQUISITION OF OPPENHEIMER
   STRATEGIC INVESTMENT
   GRADE BOND FUND, QUEST
   INVESTMENT QUALITY INCOME
   FUND, CONNECTICUT
   MUTUAL INCOME ACCOUNT
   AND JEFFERSON-PILOT
   INVESTMENT GRADE BOND
   FUND, INC.

       On September 22, 1995, the Fund acquired all the net assets of Oppenheimer Strategic Investment Grade Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Strategic Investment Grade Bond Fund shareholders on September 20, 1995. The Fund issued 2,101,654 and 1,474,533 shares of beneficial interest for Class A and Class B, respectively, valued at $22,529,733 and $15,806,991 in exchange for the net assets, resulting in combined Class A net assets of $125,283,258 and Class B net assets of $24,206,043 on September 22, 1995. The net assets acquired included net unrealized appreciation of $772,151. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                On November 24, 1995, the Fund acquired all the net assets of Quest Investment Quality Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest Investment Quality Income Fund shareholders on November 16, 1995. The Fund issued 3,900,357, 1,236,995 and 362,821 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $42,201,864, $13,384,283 and $3,929,348 in exchange for the net assets, resulting in combined Class A net assets of $168,776,907, Class B net assets of $38,281,909 and Class C net assets of $4,265,500 on November 24, 1995. The net assets acquired included net unrealized appreciation of $2,983,610. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                On April 26, 1996, the Fund acquired all the net assets of Connecticut Mutual Income Account, pursuant to an agreement and plan of reorganization approved by the Connecticut Mutual Income Account shareholders on March 18, 1996. The Fund issued 3,020,216 and 8,156 shares of beneficial interest for Class A and Class B, respectively, valued at $31,863,280 and $86,045, in exchange for the net assets, resulting in combined Class A net assets of $189,629,984 and Class B net assets of $6,106,676 on April 26, 1996. The net assets acquired included net unrealized depreciation of $633,177. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                On December 20, 1996, the Fund acquired all the net assets of Jefferson-Pilot Investment Grade Bond Fund, Inc. pursuant to an agreement and plan of reorganization approved by the Jefferson Pilot Investment Grade Bond Fund shareholders on December 3, 1996. The Fund issued 1,801,334 shares of beneficial interest for Class A, valued at $19,273,967, in exchange for the net assets, resulting in combined Class A net assets of $202,088,473 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,288,511. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

27     Oppenheimer Bond Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
       The Board of Trustees and Shareholders of Oppenheimer Bond Fund

       We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


       DELOITTE & TOUCHE LLP

       Denver, Colorado
       January 22, 1997

28     Oppenheimer Bond Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

===============================================================================
       In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by 0.41% to arrive at the net amount eligible for the corporate dividend-received deduction.

                The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.



29     Oppenheimer Bond Fund

OPPENHEIMER BOND FUND
A Series of Oppenheimer Integrity Funds

===============================================================================
OFFICERS AND TRUSTEES

       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
       David P. Negri, Vice President
       David A. Rosenberg, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

===============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       The Bank of New York

===============================================================================
INDEPENDENT AUDITORS
       Deloitte & Touche LLP

===============================================================================
LEGAL COUNSEL
       Myer, Swanson, Adams & Wolf, P.C.

       This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

30     Oppenheimer Bond Fund

OPPENHEIMERFUNDS FAMILY

===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===============================================================================
STOCK FUNDS
       Developing Markets Fund                         Growth Fund
       Global Emerging Growth Fund                     Global Fund
       Enterprise Fund(2)                              Quest Global Value Fund
       International Growth Fund                       Disciplined Value Fund
       Discovery Fund                                  Oppenheimer Fund
       Quest Small Cap Value Fund                      Value Stock Fund
       Gold & Special Minerals Fund                    Quest Value Fund
       Capital Appreciation Fund(3)

===============================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund                Equity Income Fund
       Quest Opportunity Value Fund                    Disciplined Allocation Fund
       Total Return Fund                               Asset Allocation Fund
       Quest Growth & Income Value Fund                Strategic Income & Growth Fund
       Global Growth & Income Fund                     Bond Fund for Growth

===============================================================================
BOND FUNDS
       International Bond Fund                         Bond Fund
       High Yield Fund                                 U.S. Government Trust
       Champion Income Fund                            Limited-Term Government Fund
       Strategic Income Fund

===============================================================================
MUNICIPAL FUNDS
       California Municipal Fund(4)                    Insured Municipal Fund
       Florida Municipal Fund(4)                       Intermediate Municipal Fund
       New Jersey Municipal Fund(4)
       New York Municipal Fund(4)                      Rochester Division
       Pennsylvania Municipal Fund(4)                  Rochester Fund Municipals
       Municipal Bond Fund                             Limited Term New York Municipal Fund

===============================================================================
MONEY MARKET FUNDS(5)
       Money Market Fund                               Cash Reserves

===============================================================================
LIFESPAN
       Growth Fund                                     Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. Available only to investors in certain states.

       5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

31     Oppenheimer Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0285.001.1296       February 28, 1997


[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


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